UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2006

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure.

Stock Sale Plan Under Rule 10b5-1.

Effective July 14, 2006, Scott R. Silverman, Chairman, Chief Executive Officer and Acting President of Applied Digital Solutions, Inc. (the "Company”) has entered into a 10b5-1 Plan (the “Plan”) with his broker. The Plan is only triggered when the per share price of the Company’s common stock reaches values equal to or in excess of $5.95 per share.

The Plan shall terminate on the earliest of (i) July 15, 2007; (ii) the date on which the Broker has sold all of the shares; (iii) the date that the Plan is terminated by mutual written consent of the parties; or (iv) the date that the Broker receives notice of the death of Mr. Silverman. The Plan is intended to qualify under the Exchange Act Rule 10b5-1(c)(1)(i)(B).

The Plan is included herein as Exhibit 10.1.

ITEM 9.01.    Financial Statements and Exhibits.

(d)                Exhibits

10.1	Sales Plan between Scott R. Silverman and Goldman, Sachs & Co. dated July 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Applied Digital Solutions, Inc.
       (Registrant)

Date: July 19, 2006                                                            By: /s/ Lorraine M. Breece
Lorraine M. Breece
Senior Vice President and Chief Accounting Officer